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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         I hereby consent to the use in Form 10-KSB of my report dated May 7, 2002, relating to the consolidated financial statements of Power Technology, Inc. which is contained therein.


May 14, 2002                                  /s/ G. Brad Beckstead
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                                                  G. Brad Beckstead